       CONFIRMATION FOR U.S. DOLLAR BALANCE GUARANTEED INTEREST RATE SWAP
                     TRANSACTION UNDER 2002 MASTER AGREEMENT

DATE:   November 15, 2005                       OUR REF: 49312
TO:     CD 2005-CD1 Commercial Mortgage Trust   FROM:    Citibank N.A., New York
ATTN:   Global Securities and Trust Services    CONTACT: Confirmations Unit
        Group-CD 2005-CD1 Commercial Mortgage
        Trust
FAX NO: (312) 904-0524                          FAX NO:  1-212-615-8276
TEL NO:                                         TEL NO:  1-212-615-8981

Dear Sir/Madam,

          The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between CD 2005-CD1 COMMERCIAL
MORTGAGE TRUST and CITIBANK N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions
(as published by the International Swaps and Derivatives Association, Inc., the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement dated and effective as of November 1, 2005, among Citigroup Commercial Mortgage Securities Inc., as
Depositor, Midland Loan Services, Inc., as Master Servicer, LNR Partners, Inc.,
as Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO
Bank N.V., as Fiscal Agent (the "Pooling and Servicing Agreement").

          This Confirmation supplements, forms part of, and is subject to, the
ISDA Master Agreement (including the Schedule thereto) dated as of November 15,
2005, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

          In this Confirmation, "Party A" means Citibank N.A., and "Party B"
means CD 2005-CD1 Commercial Mortgage Trust.

1.   The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:            With respect to each Distribution Date,
                                      for both Fixed Amounts and Floating
                                      Amounts, the total Certificate Principal
                                      Balance of the Class A-2FL Certificates as
                                      of the close of business on the last day
                                      of the calendar month immediately
                                      preceding such Distribution Date (with
                                      respect to the Payment Date(s) related to
                                      the first Distribution Date, the Notional
                                      Amount shall be $200,000,000).

          Trade Date:                 October 27, 2005

          Effective Date:             November 15, 2005

          Termination Date:           The earlier of: (a) the Rated Final
                                      Distribution Date (as defined in the
                                      Pooling and Servicing Agreement) in
                                      September of 2020; or (b) the date when
                                      the Notional Amount hereunder has been
                                      reduced to zero, in each case subject to
                                      adjustment in accordance with the
                                      Following Business Day Convention.

          Initial Up-front Payment    $0, to be paid on the Effective Date.
          by

          Party A to the Depositor
          (as defined in the
          Pooling and Servicing
          Agreement):

          Initial Accrual Interest    $0, to be paid on the Effective Date.
          Payment by Party A to the
          Depositor:

          Payment Dates:              With respect to any Distribution Date:

                                      (i) such Distribution Date, with respect
                                      to Additional Fixed Amounts or any Fixed
                                      Payer Shortfall Reimbursement Amount; and

                                      (ii) with respect to Floating Amounts and
                                      Fixed Amounts that are neither Additional
                                      Fixed Amounts nor Fixed Payer Shortfall
                                      Reimbursement Amounts, (A) the 2nd
                                      Business Day immediately preceding such
                                      Distribution Date, if the Floating Amount
                                      is greater than the Regular Fixed Amount,
                                      or (B) such Distribution Date, if the
                                      Regular Fixed Amount is greater than or
                                      equal to the Floating Amount.

          Business Days:              As defined in the Pooling and Servicing
                                      Agreement.

          Calculation Agent:          Party B

       FIXED AMOUNTS:

          Fixed Rate Payer:           Party B

          Fixed Rate:                 5.12%  per annum

          Fixed Amount:               With respect to any Distribution Date and
                                      the applicable Payment Date to which it
                                      relates, the lesser of: (1) the product of
                                      (a) the Fixed Rate, (b) 1/12 and (c) the
                                      Notional Amount with respect to such
                                      Distribution Date (the "Regular Fixed
                                      Amount"); (2) the amount of interest
                                      distributions paid in respect of the Class
                                      A-2FL REMIC II Regular Interest on such
                                      Distribution Date under the Pooling and
                                      Servicing Agreement (the "Available Fixed
                                      Amount"); or (3) the product of (a) the
                                      Weighted Average Pool Pass-Through Rate
                                      (as defined in the Pooling and Servicing
                                      Agreement) with respect to the related
                                      Distribution Date, (b) 1/12 and (c) the
                                      Notional Amount with respect to such
                                      Distribution Date (the "Net WAC Fixed
                                      Amount").

          Additional Fixed Amount:    With respect to any Distribution Date and
                                      the applicable Payment Date to which it
                                      relates, the amount of any Yield
                                      Maintenance Charges and Prepayment
                                      Premiums (each as defined in the Pooling
                                      and Servicing Agreement) paid in respect
                                      of the Class A-2FL REMIC II Regular
                                      Interest on the related Distribution Date
                                      under the Pooling and Servicing Agreement.

          Fixed Payer Shortfall       With respect to any Distribution Date and
          Reimbursement Amount:       the applicable Payment Date to which it
                                      relates, if the Cumulative Fixed Payer
                                      Shortfall Amount is an amount greater than
                                      zero, and further if the Available Fixed
                                      Amount exceeds the Regular Fixed Amount,
                                      an amount equal to the lesser of such
                                      excess interest

                                       -2-

                                      distributions and the Cumulative Fixed
                                      Payer Shortfall Amount.

                                      "Cumulative Fixed Payer Shortfall Amount"
                                      means, with respect to any Distribution
                                      Date, (a) the sum of all Fixed Payer
                                      Shortfall Amounts with respect to prior
                                      Distribution Dates minus (b) the sum of
                                      all Fixed Payer Shortfall Reimbursement
                                      Amounts with respect to prior Distribution
                                      Dates.

                                      For the avoidance of doubt, interest
                                      distributions with respect to the Class
                                      A-2FL REMIC II Regular Interest do not
                                      include Prepayment Premiums or Yield
                                      Maintenance Charges for the purposes of
                                      calculating Available Fixed Amounts.

          Fixed Payer Shortfall       (see definition of Floating Amount below)
          Amount:

       FLOATING AMOUNTS:

          Floating Rate Payer:        Party A

          Floating Rate Payer         With respect to any Distribution Date and
          Calculation Period:         the Payment Date to which it relates, the
                                      period from and including the previous
                                      Distribution Date (or the Closing Date, as
                                      defined in the Pooling and Servicing
                                      Agreement, in the case of the Initial
                                      Floating Rate Payer Calculation Period)
                                      to, but excluding, the immediately
                                      following Distribution Date, except that
                                      the final Floating Rate Payer Calculation
                                      Period will end on, but exclude, the
                                      Termination Date.

          Initial Floating Rate       From and including the Closing Date to,
          Payer Calculation Period:   but excluding, the Distribution Date in
                                      December, 2005.

          Floating Rate Option:       LIBOR, as defined and calculated under the
                                      Pooling and Servicing Agreement.

          Spread:                     0.1200%

          Floating Rate for the       LIBOR plus the Spread.
          Initial Floating Rate
          Payer Calculation Period:

          Floating Rate Day Count     Actual/360
          Fraction:

          Floating Amount:            For each Payment Date in respect of a
                                      Floating Rate Payer Calculation Period,
                                      the greater of (A) zero and (B) an amount
                                      equal to (1) the product of (a) the
                                      Floating Rate, (b) the Floating Rate Day
                                      Count Fraction and (c) the Notional Amount
                                      for such Floating Rate Payer Calculation
                                      Period (the "Regular Floating Amount")
                                      minus (2) an amount equal to (x) the
                                      Regular Fixed Amount minus (y) the Fixed
                                      Amount; provided, however, that if the
                                      amount in clause (2) is greater than the
                                      amount in clause (1), the absolute value
                                      of such amount shall become a "Fixed Payer
                                      Shortfall Amount".

                                       -3-

2.        CREDIT SUPPORT DOCUMENTS:   With respect to Party B, the Pooling and
                                      Servicing Agreement (but only to the
                                      extent set forth in the Schedule to the
                                      Agreement).

                                      With respect to Party A, the Credit
                                      Support Annex dated November 15, 2005
                                      between Party A and Party B

3.        ACCOUNT DETAILS:

          Account for payments to     Name: Citibank, N.A., New York
          Party A:                    City: New York
                                      BIC: CITIUS33
                                      ABA# 021000089
                                      Account # 00167679
                                      Account Name: FINANCIAL FUTURES
                                      Reference: 49312

          Account for payments to     Name: LaSalle Bank National Association,
          Party B:                          as Trustee
                                      ABA#  071 000 505
                                            LaSalle CHGO/CTR/BNF:/LASALLE TRUST
                                      Trust A/C# 723137.1]

4.        OFFICES:

          The Office of Party A for   New York, NY
          this Transaction is:

          The Office of Party B for   Chicago, Illinois
          this Transaction is:

5.        It is understood and agreed by Party A and Party B that the duties of
          Party B hereunder shall, pursuant to the Pooling and Servicing
          Agreement, be performed by or at the direction of LaSalle Bank
          National Association in its capacity as Trustee thereunder (or any successor trustee thereunder).

          Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business
          Days by returning via telecopier an executed copy of this Confirmation to the attention of the Confirmations Unit (fax no. (212) 615-8276).

                                       -4-

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

CITIBANK N.A.                            ACCEPTED AND CONFIRMED AS OF THE DATE
                                         FIRST WRITTEN:

                                         CD 2005-CD1 COMMERCIAL MORTGAGE TRUST

                                         BY: LASALLE BANK NATIONAL ASSOCIATION,
                                             NOT IN ITS INDIVIDUAL CAPACITY,
                                             BUT SOLELY AS TRUSTEE

By: /s/ Frank A. Licciardello            By: /s/ Laura Kocha Chaddha
    ----------------------------------       -----------------------------------
Name: Frank A. Licciardello              Name: Laura Kocha Chaddha
Title: Authorized  Signatory             Title: Trust Officer

                                       -5-